UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2008
INVERNESS MEDICAL INNOVATIONS, INC.
(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction		Identification No.)
of Incorporation)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of Principal Executive Offices) (Zip Code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On January 27, 2008, Inverness Medical Innovations, Inc. (“Inverness”) entered in to a definitive merger agreement (the “Merger Agreement”) pursuant to which Inverness will acquire Matria Healthcare, Inc. (“Matria”) through a merger transaction (the “Merger”). Inverness hosted a conference call at 10:00 a.m. (Eastern Time) today, January 28, 2008, to discuss the Merger and business overview. During the conference call, Inverness answered questions concerning the definite agreement to acquire Matria and related matters. Inverness’ responses to these questions, as well as other matters discussed during the conference call, may contain or constitute information that has not been previously disclosed. A telephone replay of the call will be available by dialing 706 645 9291 (domestic and international) with an access code of #- 33006320. That replay will be available until 12:00 midnight (Eastern Time) on February 28, 2008. A copy of the conference call script is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The completion of the Merger is subject to various closing conditions, including obtaining the approval of Matria shareholders and filings under the Hart-Scott-Rodino Antitrust Improvements Act.
     By filing the information in this Item 8.01 of this Current Report on Form 8-K and furnishing this information, Inverness makes no admission as to the materiality of any information in this report. The information contained in the script is summary information that is intended to be considered in the context of Inverness’ filings with the SEC and other public announcements that Inverness makes, by press release or otherwise, from time to time. Inverness undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Conference call script for January 28, 2008, at 10:00 a.m. Eastern Standard Time.

Cautionary Note Regarding Forward Looking Statements
This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and is subject to the safe harbors created therein. These statements include, but are not limited to, those regarding the prospects and timing associated with the consummation of the Merger and the tax treatment of the Merger for federal income tax purposes. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, among others, the risk that the Merger does not close, including the risk that required shareholder and regulatory approvals for the Merger may not be obtained; the risk that the Internal Revenue Service may determine that the Merger or related transactions do not qualify as a reorganization for federal income tax purposes; diversion of management’s attention away from other business concerns; the risks associated with the development, generally, of the combined company’s overall strategic objectives; the ability of the combined company to build additional value in its business; the existence of unanticipated technical, commercial or other setbacks related to the combined company’s products and services; and the other risks set forth in Inverness’ and Matria’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The combined company may not successfully integrate the operations of Inverness and Matria in a timely manner, or at all, and the combined company may not realize the anticipated benefits or synergies of the Merger. Inverness undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Current Report on Form 8-K.
Additional Information and Where To Find It
     Inverness plans to file with the SEC a registration statement on Form S-4 in connection with the proposed transaction, which will include Matria’s proxy statement and Inverness’ prospectus for the proposed transaction. THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT INVERNESS, MATRIA, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by Inverness and Matria can be obtained through the web site maintained by the SEC at www.sec.gov. In addition, free copies of the registration statement and the proxy statement/prospectus will be available from Inverness by contacting Shareholder Relations at (781) 647-3900 or jon.russell@invmed.com or from Matria by contacting Investor Relations at (770) 767-4500 or investor_relations@matria.com or by directing a request when such a filing is made to Matria Healthcare, Inc.,1850 Parkway Place, Marietta, GA 30067, Attention: Secretary.
     Inverness, Matria and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Matria in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the definitive proxy statement/prospectus described above. Additional information regarding Matria’s directors and executive officers is also included in Matria’s proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on or about April 30, 2007. This proxy statement is available free of charge at the SEC’s web site at www.sec.gov and from Matria by contacting them as described above.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: January 28, 2008	By:	/s/ David Teitel
David Teitel
Chief Financial Officer